Exhibit 99.1

DEBTOR:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE [a]

For Period Ended July 31, 2009

Accounting Method:	☒ Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

QUESTIONNAIRE	Yes	No
Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?		X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X

5. Did you open any new bank accounts this month?		X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	8/27/2009	Print Name:	Tom Apel

		Signature:	/s/ Tom Apel

		Title:	CEO

[a]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     July 2009

CASH FLOW SUMMARY	Current Month		Accumulated

1. Beginning Cash Balance	$8,743,312	(1)	$7,985,024	(1)

2. Cash Receipts
Operations	3,138,354		8,493,204
Sale of Assets	0		0
Loans/advances	0		0

Total Cash Receipts	3,138,354		$8,493,204

3. Cash Disbursements
Operations	3,137,824		7,734,387
Debt Service/Secured loan payment	0		0
Professional fees/U.S. Trustee fees	0		0
Other	0		0

Total Cash Disbursements	3,137,824		$7,734,387

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	530		758,817

5 Ending Cash Balance (to Form 2-C)	$8,743,841	(2)	$8,743,841	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks [2]	Book Balance

Petty Cash		$7.06	$—	$—	$7.06
Operating/xxx4580	Bank of Oklahoma	5,291.10		(348,249.66)	(342,958.56)
Eurosweep/xxx1953	Bank of Oklahoma	9,021,706.56	—	—	9,021,706.56
Payroll/xx4591	Bank of Oklahoma	0.00	0.00	0.00	—
Employee Benefit/xxx6216 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
Flex Spending/xxx7672 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
Utility Deposit/xxx9938	Bank of Oklahoma	65,086.22	0.00	0.00	65,086.22

TOTAL		$9,092,090.94	$—	$(348,249.66)	$8,743,841.28	(2)

(must agree with Ending Cash Balance above)

[1]	These employee benefit accounts are maintained by a third-party administrator (“TPA”). Adfitech does not receive statements for these accounts. Adfitech funds these accounts based upon employee contributions or upon demand for payment by the TPA. All funds deposited to these accounts are restricted and are not available to Adfitech for operations.
[2]	Includes book/bank reconciling items.
(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     July 1, 2009     to     July 31, 2009

CASH DISBURSEMENTS DETAIL	Account No:
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
				$
See attached schedule

			Total Cash Disbursements		$0	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

CASE NAME:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

Form 2-C

COMPARATIVE BALANCE SHEET

(Accrual Basis)

	July 31, 2009	Petition Date April 30, 2009
Assets
Current Assets
Cash
Petty Cash	$7	$22
Bank of Oklahoma Eurosweep Account	8,678,748	7,984,114
Bank of Oklahoma Operating Account	—	889
Bank of Oklahoma Flex Spending Account [1]	—	—
Bank of Oklahoma Employee Benefits Account [1]	—	—
Bank of Oklahoma Payroll Account	—	—
Bank of Oklahoma Utility Deposit Account	65,086	—

Total Cash	8,743,841	7,985,024
Accounts Receivable - Sales
Pre-petition: Due from Related Entities	37,500	37,500
Pre-petition: Other Receivables	99,843	2,996,545
Post-petition: Due from Related Entities	—	—
Post-petition: Other Receivables	3,348,016	—

Total Current Post-Petition Accounts Receivable	3,485,359	3,034,045

Employee Receivables	1	—
Prepaid Expenses	320,103	280,205

Total Current Assets	12,549,303	11,299,274

Other Assets
Land	2,017,000	2,017,000
Building (net of depreciation)	4,569,403	4,595,029
Furniture and Fixtures (net of depreciation)	133,831	155,571
Computer Hardware (net of depreciation)	717,820	788,156
Software (net of depreciation)	16,752	18,757

Total Fixed Assets Net of Depreciation	7,454,806	7,574,514
Goodwill	9,152,249	9,152,249

Total Other Assets	16,607,055	16,726,763

Total Assets	$29,156,358	$28,026,037

Liabilities and Stockholder’s Equity
Liabilities Not Subject to Compromise
Current Post-Petition Accounts Payable
Due to Related Entities	$—	$—
Post-Petition Accrued Payroll and Payroll Tax Expense	443,305	—
Interperiod over/under funding of benefit account	5,173	—
Post-Petition Accrued Property Taxes	25,035	—
Accrued Expenses (non-salary related)	17,525	—
Accrued State Income Tax (2009)	37,500	—
Accrued Professional Fees	282,740	—
Post-Petition Trade Payable	42,000	—

Total Current Post-Petition Accounts Payable	853,279	—

Total Liabilities Not Subject to Compromise	853,279	—
Liabilities Subject to Compromise [2]
Secured Creditor Claims	—	—
Unsecured Priority Claims	33,380	790,798
General Unsecured Claims - Pass-through Expenses	2,975	233,158
General Unsecured Claims - Non-pass-through Trade Claims	7,064	20,137
General Unsecured Claims - Guarantee	1,638,788,430	1,638,788,430

Total Liabilities Subject to Compromise	1,638,831,850	1,639,832,523

Total Liabilities	1,639,685,128	1,639,832,523
Stockholder’s Equity
Stockholder’s Equity	19,955,550	19,955,550
Retained Earnings - Pre-petition	(1,630,761,513)	(1,631,762,036)
Retained Earnings - Post-petition	277,192	—

Total Stockholder’s Equity	(1,610,528,771)	(1,611,806,486)

Total Liabilities and Stockholder’s Equity	$29,156,358	$28,026,037

Notes:

[1]	Restricted Cash
[2]	Petition date claim balance based on Scheduled Claims

CASE NAME:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: July 2009

(Accrual Basis)

	Jun 2009	Jul 2009	Petition To Date
Operating Revenue
Quality Control	$2,201,722	$2,387,086	$6,741,813
Professional fees	1,700	(2,881)	(1,181)
Post Closing Services	204,305	245,285	609,388
Pre-Funding	4,760	3,280	12,320
Imaging	0	0	0
Physical Storage Fees	0	0	0
TMHL Underwriting	0	0	0
Occupancy Verification Fee	(25)	25	525
Document Retrieval	29,900	25,060	78,655
Interest Income	4,056	3,551	12,410
Late Charges	134	894	991
Quality Jobs/TIPs Income	28,731	45,827	103,468
Miscellaneous Income	0	2,280	2,280

Total Operating Revenue	2,475,282	2,710,406	7,560,669
Expenses
Salaries	1,237,987	1,244,072	3,598,108
Salaries - Additional Files & O/T	143,644	237,094	543,613
Benefits - 401K Matching	21,811	34,809	77,150
Employee Appreciation & Development	2,320	1,835	7,203
Employee Banquet	2,400	2,400	7,200
Contract Labor	1,480	1,920	4,160
Employee Recruitment Expense	7,615	985	8,952
Payroll Taxes	107,276	66,177	283,679
Payroll Processing Fee	1,205	2,170	5,497
Employee Health Insurance	215,382	255,675	681,464
Legal & Professional Fees (Ordinary Course)	3,373	3,265	8,263
Office Supplies	18,035	22,591	60,270
Copier Supplies	0	1,158	1,158
Software Expense	162	0	162
Telephone Expense	16,224	18,304	44,075
Printing	4,092	1,428	7,579
Postage	(4,142)	23,085	41,010
Shipping	35,486	22,431	69,642
Strategic Partners Expense	1,190	885	2,145
Insurance Expense	5,425	5,425	15,828
QC Appraisals	180,550	122,724	492,809
QC Appraisals (Contra)	(173,215)	(137,639)	(491,993)
QC Reverifications	(4,577)	6,462	(8,868)
In-File Credit Reports	12,376	9,955	22,332
Mtg. Credit Reports	78,719	78,809	296,106
Mtg. Credit Reports (Contra)	(78,940)	(80,610)	(301,100)
Outsourced External Data	45,662	22,329	68,100
Property Value Requests	0	0	0
External Collateral Reviews	3,060	(4,675)	(8,745)
Filing Fees	0	(20)	(20)
High Cost Check	(2,625)	(1,067)	(14,384)
Depreciation	44,180	44,093	133,007
Fares and Lodging	2,340	2,000	6,692
Meals - Travel	0	0	56
Auto Expense Reimbursement	0	0	44
Conference Expense	1,184	2,208	8,770
Entertainment	2,163	974	3,418
Meals & Entertainment	0	0	0
Advertising	11,665	6,694	18,890
Contributions	0	250	250
Business Promotion	442	0	13
Lease-Co Location - AT&T	5,627	5,627	16,881
Physical Storage Fees	450	546	1,146
Document Recycling	7,680	7,927	21,164

CASE NAME:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: July 2009

(Accrual Basis)

	Jun 2009	Jul 2009	Petition To Date
Equipment Expense	22,439	25,904	68,482
Hardware & Software Maintenance	12,400	12,745	39,106
Processing & Administration Fees	931	0	931
Dues & Subscriptions	427	1,145	2,169
Miscellaneous Taxes	2,955	1,280	7,190
Miscellaneous Expense	0	0	0
Bank Account Fees	1,249	1,334	4,305
Bad Debt Expense	0	1,928	1,928
Buildings - Taxes & Insurance	8,351	8,351	24,997
Building - Maintenance & Supplies	15,641	11,665	38,903
Building - Utilities	16,316	21,253	49,608

Total Expenses Before Taxes	2,038,415	2,117,901	5,969,343

Net Income (Loss) Before Taxes	436,868	592,505	1,591,326
State Income Tax Expense	12,500	12,500	37,500
Reorganization Expenses	232,781	402,101	634,882

Net Income (Loss)	$191,587	$177,904	$918,945

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period:     July 1, 2009     to     July 31, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld:
Federal	$0	$167,964	$167,964	various	wire	$0
State	0	63,533	63,533	various	wire	0

FICA Tax Withheld	0	136,557	136,557	various	wire	0

Employer’s FICA Tax	0	136,557	136,557	various	wire	0

Unemployment Tax
Federal	0	391	391	various	wire	0
State	0	44,516	44,516	various	wire	0

Accrued Payroll Taxes [1]	57,941	(31,538)	0			26,403

Sales, Use & Excise Taxes	0	0	0			0

Property Taxes	16,690	8,345	0			25,035

Accrued Income Tax:
Federal	0	0	0			0
State	25,000	12,500	0			37,500
Other:	0	0	0			0

TOTALS	$99,631	$538,825	$549,518			$88,938

[1]	Debtor does not breakdown accrued payroll taxes for payroll due through month-end between that due for federal and state taxing authorities. This accrual is presented as a single number for the purposes of this report.
(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers’ Compensation	The Hartford	$500,000	1/1/10	1/1/10

General Liability	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Property (Fire, Theft)	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Vehicle	N/A

Other (list):

Employee Dishonesty	Travelers	$200,000	4/8/11	4/8/10

Page 1 of 2	Rev. 4/2008

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period:     July 1, 2009     to    July 31, 2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$3,104,027	$42,000
30 to 60 days	201,008	0
61 to 90 days	42,980.60	0
91 to 120 days	0	0
Over 120 days	0	0

Total Post Petition	3,348,016

Pre Petition Amounts	137,343

Total Accounts Receivable	$3,485,359

Less: Bad Debt Reserve	0

Net Accounts Receivable (to Form 2-C)	$3,485,359

Total Post Petition Accounts Payable		$42,000

*	Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS [1]

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *
Venable LLP	$0	$0	$0		$0
Orrick Herrington, et al	0	0	0		0
Quinn Emmanual	0	0	0		0
Houlihan Lokey	0	389,100	106,360	6/5/09	282,740	[2]
Protiviti Inc.	0	0	0		0
U.S. Trustee	0	10,400	13,000		(2,600)
Other:	0	0	0		0

Total	$0	$399,500	$119,360		$280,140

[1]	Debtor is one of a group of debtors administratively consolidated under Case No. 09-17787-DK. The professionals working for the consolidated debtors are incurring time on behalf of both Adfitech and the other debtors. Time for these profesionals has not yet been allocated between the estates. Where this allocation has been done, the fees specific to Adfitech will be presented here. For all other fees, please refer to the monthly operating report filed for the other consolidated debtors.
[2]	Full and final payment upon entry of Stipulation and Consent Order approving termination of sale process with respect to Adfitech. Emergency motion for entry of order approving termination of sale process with respect to Adfitech was filed on 7/29/09.
*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount

Officers	various	Salary/Commission	$132,901

Officers	various	Bonus	19,628

Officers	various	401K Contribution	14,193

Officers	various	Expense Reimbursement	15,333

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Page 2 of 2	Rev. 4/2008

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:     July 2009

QUARTERLY DISBURSEMENT CALCULATION

1	Disbursements made in calendar quarter

July 2009	$3,137,824
August 2009
September 2009

Quarterly Total	$3,137,824

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calendar quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: July 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT,

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtor reserves all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtor or its estate referred to herein. The Debtor reserves the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtor’s estate regardless of whether such claim or cause of action is identified herein. Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtor prepared this Monthly Operating Report with the assistance of its financial advisor, Protiviti Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtor.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtor’s Monthly Operating Report and should be referred to and considered in connection with any review of the report.

NARRATIVE

ADFITECH, Inc. (“Adfitech”) continues to operate as a going-concern entity. On July 1, 2009 Larry Goldstone, CEO of TMST, Inc. f/k/a Thornburg Mortgage Inc., Clarence G. Simmons III, CFO, of TMST, Inc. f/k/a Thornburg Mortgage, Inc., and Thomas Apel, CEO of Adfitech, and their advisors met with the representatives of the Official Committee of Unsecured Creditors (the “Committee”) and their advisors in New York City at the request of the Committee to address a variety of topics.

After extensive discussion and negotiation with the Committee, the Debtor and its related debtors filed an emergency motion on July 29, 2009 requesting court approval of termination of the sale process for Adfitech based upon an agreement with the Committee which had requested termination of the sale process and negotiation of a Chapter 11 plan of reorganization for Adfitech. A hearing on the motion was held on August 12, 2009, following which the court held (i) court authorization for stopping the Adfitech sale process was not required, (ii) court approval for a release by the Committee of the debtors and their officers and directors from liability relating to stopping the Adfitech sale process was not required, and (iii) allowance of fees paid or to be paid to Houlihan Lokey Howard & Zukin Capital, Inc. (“Houlihan Lokey”) required the filing of an appropriate application and notice and hearing thereon. Subsequently, Adfitech and the other debtors decided to stop the sale process for Adfitech and engage in plan negotiations with the Committee, and terminated the engagement of Houlihan Lokey.

Adfitech, (the “Committee”), and their respective advisor’s continue to work together in a collaborative manner. The parties’ respective advisors were in frequent contact during the month and made progress in addressing the Committee’s information requests.

During the month of July, Adfitech filed its monthly operating reports covering the periods May1-May 31, 2009 and June 1-June 30, 2009.

2009 July Disbursements Adfitech (Form 2B)

ACENITEC	150.00
Adfitech Payroll	1,251,596.25
ADP	2,169.53
ADP- 401K	103,823.64
ADP-TAX	520,028.18
AFLAC	6,188.99
ALLSTATE APPRAISAL	3,675.00
AMERICAN HERITAGE LIFE INSURANCE CO.	218.72
AMERITECH OUTDOOR CREATIONS, LLC	1,230.00
AT&T	2,605.98
AT&T - NEWARK	5,627.00
AT&T BUSINESS SERVICES	212.70
AT&T MOBILITY (CINGULAR)	1,436.76
AVAYA, INC.	2,873.64
BAKBONE SOFTWARE	4,989.60
Bank of Oklahoma Anlaysis	1,327.48
BETTY CAGLE	525.00
BILL LEWIS APPRAISAL COMPANY	350.00
BILLING SOLUTIONS, INC.	7,081.65
BOOMER SOONER CHAPTER	250.00
BRC, LTD.	209.00
BUSINESS IMAGING SYSTEMS, INC.	593.35
CHASE - BANK ONE	1,043.07
CHRISTINE MARIE SCHWARTZ	1,920.00
CITY OF EDMOND	21,089.47
CLEAR CAPITAL	80,260.00
CLEARINGHOUSE, ATLAS# 000405390800	211.00
CLIFFORD POWER SYSTEMS	2,190.56
COLLATERAL RISK SOLUTIONS, INC.	510.00
COMFORT, INC.	10,600.00
COOK COUNTY RECORDER	-20.00
COOK, PRAY, REXROTH & ASSOC.	900.00
COX COMMUNICATIONS	3,588.87
DAVID PARMER	1,390.28
DISCOVER BANK	383.84
EMC NATIONAL LIFE CO.	246.56
Employee Benefit Accounts	296,548.29
Employees	125,117.14

Wednesday, August 26, 2009	Page 1 of 3

EMPLOYMENT SCREENING SERVICES	469.00
ENGLAND REFRIGERATION SERVICE, INC.	418.00
FABER AND BRAND, LLC	171.59
FARMER BROTHERS COFFEE	2,005.57
FEDEX	26.33
FIELD VERIFICATION ASSOCIATES	122,021.50
FIRST AMERICAN CREDCO	74,871.25
FORT DEARBORN LIFE INSURANCE CO.	2,240.06
GREAT PLAINS COCA COLA BOTTLING CO.	460.00
HEDGPATH APPRAISAL COMPANY	175.00
HOULIHAN LOKEY HOWARD & ZUKIN	106,360.30
IRE DELL COUNTY RECORDER	-0.25
JAY SKINNER	5.96
JOEL C. HALL	317.48
JOHN HARDEMAN, TRUSTEE	554.77
JOHN J. ROSENHAMER	2,964.23
KATHY HUFF	150.82
LANDAMERICA LENDER SERVICES/ONE STOP	13,955.00
LENDERS ONE	885.00
LENDING FORMS	1,137.74
LEXIS-NEXIS	116.99
LINCOLN COUNTY APPRAISALS	150.00
LOVE, BEAL, & NIXON P.C.	916.22
MAVENT INC.	2,345.20
MERS	1,000.00
METLIFE SMALL BUSINESS CENTER	11,441.17
MIDCON DATA SERVICES, INC.	546.00
MINUTEMAN PRESS	1,427.58
MISC FEES PAYEE	30,009.00
MORTGAGE BANKERS ASSOCIATION	6,000.00
NATIONAL REAL ESTATE INFORMATION SERVICE	56,050.00
OFFICE OF THE ATTORNEY GENERAL	277.84
OFFICEMAX CONTRACT, INC.	16,341.02
OKLAHOMA DEPARTMENT OF HUMAN SERVICES	328.42
OKLAHOMA DUSTERS, INC.	6,337.59
OKLAHOMA NATURAL GAS	163.82
OKLAHOMA TAX COMMISSION	260.28
PACER SERVICE CENTER	8,445.20
Petty Cash w/d	1.22
PHILADELPHIA AMERICAN LIFE INSURANCE CO.	22.50
PIONEER CREDIT RECOVERY, INC.	180.54

Wednesday, August 26, 2009	Page 2 of 3

Postmaster	15,000.00
PRESORT FIRST CLASS, INC.	719.25
RACO INDUSTRIES	2,415.52
RAH APPRAISAL	500.00
Reconciling Entry	-3,396.74
ROBERT E. PETERSON	496.69
ROBIN WILLIAMS	69.98
ROSA RESENDE	1,042.50
SAFEGUARD PROPERTIES, INC.	875.00
SAINTS OCCUPATIONAL HEALTH NETWORK	420.00
SAM’S CLUB	1,199.77
SAMUEL E. MEEK	9,164.91
SECONDARY MARKETING EXECUTIVE	5,104.25
SHRED-IT OKLAHOMA CITY	7,926.72
SPRINT	10,240.65
STANDLEY SYSTEMS	1,157.94
STEPHEN MEYER APPRAISAL	350.00
STEVE ROSENHAMER	128.50
SUN LIFE & HEALTH INSURANCE CO.	9,079.09
SUZANNE K. BLOYED REAL ESTATE APPRAISALS	350.00
SYMARK INTERNATIONAL, INC.	5,448.24
TALX - THE WORK NUMBER	33,322.30
TG’S LASER SUPPLY & SUPPORT LTD. CO.	16,664.21
THE BRADY GROUP	990.00
THE SECRETARY OF STATE	-10.00
THOMAS G. APEL	3,075.61
THOMPSON WEST	22,166.17
TOWN AND COUNTRY APPRAISAL	400.00
U.S. TRUSTEE	13,000.00
UNITED PARCEL SERVICE	21,742.36
UNIVERSAL CREDIT SERVICES	13,988.70
VISION SERVICE PLAN OF OKLAHOMA	3,017.44
VOIDED CHECK	0.00
WILSEY MEYER EATMON TATE PLLC	3,631.45
ZEE MEDICAL SERVICE CO.	137.26
ZONES, INC.	2,715.14
Grand Total	$3,137,824.40

Wednesday, August 26, 2009	Page 3 of 3